EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports 2011 Third-quarter Results and Normalized EPS of $0.32

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Nov. 1, 2011)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the third quarter ended Sept. 30, 2011.

Normalized results for the third quarter period ended Sept. 30, 2011:

•	consolidated revenues rose 2.6 percent to $485.9 million, compared to the same period in 2010, driven primarily by growth in rate and skilled mix in the inpatient services segment;
•	consolidated adjusted EBITDAR increased 5.6 percent to $63.8 million and adjusted EBITDAR margin grew 30 basis points to 13.1 percent, compared to normalized data for the same period in 2010;
•	diluted earnings per share from continuing operations was $0.32 on 26.2 million weighted-average diluted shares;
•	free cash flow was $3.7 million; and
•
the Company recorded a non-cash, pre-tax impairment charge of $317.1 million associated with the write-down of goodwill and other intangible assets as a result of the impact on the inpatient services business of the final Medicare reimbursement rates for fiscal year 2012 established by the Centers for Medicare and Medicaid Services (CMS), which became effective on Oct. 1, 2011 (the CMS final rule), and a $2.4 million expense related to restructuring initiatives. Both the impairment charge and the restructuring costs have been normalized out of reported results, and the results reported above do not reflect the impact of these charges.

Regarding the Company’s third-quarter results, William A. Mathies, Sun’s chairman and chief executive officer, stated, “Revenue growth and EBITDAR margin expansion in the quarter were in line with our expectations. Our operating metrics showed strength too, with skilled mix days growing 30 basis points year-over-year as our focus on attracting and providing high quality care for high-acuity, short-stay patients continues to have a positive return for the Company. Additionally, the free cash flow we generated in the quarter contributed to bringing our quarter-end cash balance to $91.2 million. The quarter’s strength provides us with a solid footing from which to address the challenges we face related to the CMS final rule for skilled nursing facilities implemented on October 1.”

    Mathies concluded, “We have begun our mitigation efforts to offset the impact of the CMS final rule, some of which will impact the fourth quarter of 2011 but most of which will yield results in 2012.  Based on our experience thus far, we continue to believe that the net impact of the CMS final rule on our 2012 EBITDAR will be between $45 million and $50 million. We also continue to evaluate strategic uses of our significant cash balance toward enhancing our financial flexibility, as well as other strategic initiatives through which we can strengthen our competitive positioning.”

Segment Updates

     SunBridge, Sun’s inpatient services business, reported year-over-year revenue growth in the quarter of $13.7 million, or 3.2 percent, and adjusted EBITDAR of $74.5 million for the quarter, up $5.7 million or 8.2 percent compared to the same quarter during the prior year. Adjusted EBITDAR margin for inpatient services in the quarter was 17.1 percent, up 80 basis points from the same period in 2010.  Skilled mix revenue as a percent of total revenue increased by 260 basis points (to 39.8 percent) compared to the same quarter in 2010, driven by continued growth in total skilled admissions. In the quarter, the number of Rehab Recovery Suites® (RRS) beds was increased by an additional 113 beds, enhancing the ability to attract high-acuity patients. These additional beds bring total available RRS beds to 2,185, an increase of 32.7 percent during the same quarter in 2010.

Included in the inpatient segment, revenues from SolAmor, Sun’s hospice business, increased $3.6 million from $11.3 million in the third quarter of 2010 to $14.9 million in the third quarter of 2011. Same-store revenue growth in the quarter was 9.4 percent or $1.1 million.  An additional $2.5 million of revenue growth was attributable to the Countryside acquisition. On Oct. 1, 2011, SolAmor acquired a small Ohio-based hospice business which complements SunBridge’s Ohio nursing centers and broadens SolAmor’s footprint to 11 states.

SunDance, Sun’s rehabilitation therapy services business, reported for the quarter revenues of $62.4 million, adjusted EBITDAR of $2.7 million and adjusted EBITDAR margin of 4.3 percent.  While revenues were up compared to the same quarter one year ago, EBITDAR and EBITDAR margin were both down year-over-year due to changes in concurrent therapy reimbursement, which was effective on Oct. 1, 2010, and also due to the implementation of the multiple procedure payment reduction (MPPR), which was effective on Jan. 1, 2011.

CareerStaff, Sun’s medical staffing services business, reported revenues of $21.8 million for the quarter, down 2.0 percent compared to revenues in the same quarter of 2010.  Despite the decline in revenues, CareerStaff achieved adjusted EBITDAR of $1.6 million and an adjusted EBITDAR margin of 7.3 percent for the quarter.

Cash Flow, Capital Structure, Rent Expense and Taxes

At Sept. 30, 2011, Sun had $91.2 million in cash and $142.6 million of long-term debt. Sun’s free cash flow for the third quarter of 2011 was $3.7 million, after taking into account $14.2 million of cash used for capital expenditures in the quarter. Rent expense in the quarter reflected the third full quarter in which the increased rents, resulting from Sun’s 2010 restructuring, were paid. Rent expense in the third quarter totaled $37.2 million, consistent with second quarter rent of $37.0 million. As a result of the CMS final rule and its expected impact on Sun’s profitability, the effective income tax rate for the nine months ended Sept. 30, 2011, was lowered to 39.0 percent from the 41.0 percent effective tax rate recorded through the end of the second quarter. Lowering the effective tax rate in the third quarter to balance out the year-to-date tax rate at 39.0 percent produced a lower than expected income tax expense (and rate) in the third quarter.  The effective income tax rate for the fourth quarter is expected to be 39.0 percent.

Goodwill Impairment Charge and Restructuring Expense

Sun recorded a non-cash, pre-tax impairment charge of $317.1 million associated with the write-down of goodwill and other intangible assets as a result of the impact of the CMS final rule, which became effective on Oct. 1, 2011, on the inpatient services business.  Sun also recorded a $1.8 million income tax benefit associated with the impairment charge and an expense of $2.4 million related to restructuring costs from Sun’s mitigation initiatives in response to the CMS final rule. The restructuring costs are expected to be non-recurring.

Conference Call

As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Wednesday, Nov. 2, 2011, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s third-quarter results for the period ended Sept. 30, 2011.

 To listen to the conference call, dial (888) 208-1812 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Nov. 2, 2011, until midnight Eastern on Dec. 2, 2011, by calling (888) 203-1112 and using access code 8727814.

About Sun Healthcare Group, Inc.

Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 30,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of Oct. 1, 2011, SunBridge Healthcare and its subsidiaries operate 165 skilled nursing centers, 14 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers with an aggregate of 22,997 licensed beds in 25 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 38 states; CareerStaff Unlimited provides medical staffing services in 43 states; and SolAmor Hospice provides hospice services in 11 states. For more information, go to www.sunh.com.

Forward-looking Statements

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include all statements regarding the scope, timing and effectiveness of the Company’s efforts to mitigate the impact on the Company’s business of the CMS final rule; the Company’s expectations regarding the amount and recurring nature of restructuring costs associated with the CMS final rule; and the Company’s expectations for the effective income tax rate for the fourth quarter of 2011. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including with respect to the CMS final rule, and the Company’s ability to mitigate the impact of such changes; the impact that healthcare reform legislation will have on the Company's business; the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the amount of the Company's indebtedness; covenants in debt agreements and leases that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; and the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

    The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

EBITDA, adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables. In addition, normalizing adjustments to adjusted EBITDAR and other financial measures, as discussed in this press release and shown in the accompanying tables, are non-GAAP adjustments and are reconciled to GAAP financial measures in the accompanying tables.

# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2011	September 30, 2010

Revenue	$485,850	$473,411

Center rent expense	37,184	18,954

Depreciation and amortization	8,295	12,639

Interest expense, net	4,835	10,527

Pre-tax (loss) income	(306,797)	13,592

Income tax expense	1,569	5,559

(Loss) income from continuing operations	(308,366)	8,033

Loss from discontinued operations	(1,040)	(477)

Net (loss) income	$(309,406)	$7,556

Diluted earnings per share	$(11.81)	$0.37

Adjusted EBITDAR	$63,843	$55,712
Margin - Adjusted EBITDAR	13.1%	11.8%

Adjusted EBITDAR normalized	$63,843	$60,459
Margin - Adjusted EBITDAR normalized	13.1%	12.8%

Adjusted EBITDA	$26,659	$36,758
Margin - Adjusted EBITDA	5.5%	7.8%

Adjusted EBITDA normalized	$26,659	$41,505
Margin - Adjusted EBITDA normalized	5.5%	8.8%

Pre-tax income continuing operations - normalized	$12,720	$18,339

Income tax expense - normalized	$4,317	$7,505

Income from continuing operations - normalized	$8,403	$10,834

Diluted earnings per share from continuing operations - normalized	$0.32	$0.53

Net income - normalized	$7,363	$10,357

Diluted earnings per share - normalized	$0.28	$0.50

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010

Revenue	$1,457,421	$1,415,734

Center rent expense	111,110	56,306

Depreciation and amortization	23,636	37,449

Interest expense, net	14,689	34,105

Pre-tax (loss) income	(274,911)	49,451

Income tax expense	14,642	19,990

(Loss) income from continuing operations	(289,553)	29,461

Loss from discontinued operations	(1,794)	(1,734)

Net (loss) income	$(291,347)	$27,727

Diluted earnings per share	$(11.19)	$1.59

Adjusted EBITDAR	$195,152	$177,311
Margin - Adjusted EBITDAR	13.4%	12.5%

Adjusted EBITDAR normalized	$195,152	$184,306
Margin - Adjusted EBITDAR normalized	13.4%	13.0%

Adjusted EBITDA	$84,042	$121,005
Margin - Adjusted EBITDA	5.8%	8.5%

Adjusted EBITDA normalized	$84,042	$128,000
Margin - Adjusted EBITDA normalized	5.8%	9.0%

Pre-tax income continuing operations - normalized	$44,606	$56,446

Income tax expense - normalized	$17,390	$22,858

Income from continuing operations - normalized	$27,216	$33,588

Diluted earnings per share from continuing operations - normalized	$1.05	$1.92

Net income - normalized	$25,422	$31,854

Diluted earnings per share - normalized	$0.98	$1.82

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30, 2011	December 31, 2010
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$91,179	$81,163
Restricted cash	16,382	15,329
Accounts receivable, net	213,858	218,040
Prepaid expenses and other assets	26,380	16,859
Deferred tax assets	71,996	69,800

Total current assets	419,795	401,191

Property and equipment, net	145,611	139,860
Intangible assets, net	35,317	41,967
Goodwill	35,679	348,047
Restricted cash, non-current	352	350
Deferred tax assets	115,243	126,540
Other assets	45,606	23,803

Total assets	$797,603	$1,081,758

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$49,659	$49,993
Accrued compensation and benefits	49,328	61,518
Accrued self-insurance obligations, current portion	62,038	52,093
Other accrued liabilities	56,457	53,945
Current portion of long-term debt and capital lease obligations	11,033	11,050

Total current liabilities	228,515	228,599

Accrued self-insurance obligations, net of current portion	153,471	133,405
Long-term debt and capital lease obligations, net of current portion	131,548	144,930
Unfavorable lease obligations, net	7,771	9,815
Other long-term liabilities	52,394	52,566

Total liabilities	573,699	569,315

Stockholders' equity:

Preferred stock of $.01 par value, authorized 3,333 shares, zero shares were issued and outstanding as of September 30, 2011 and December 31, 2010	-	-
Common stock of $.01 par value, authorized 41,667 shares, 25,146 and 24,974 shares issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	251	250
Additional paid-in capital	724,814	720,854
Accumulated deficit	(500,008)	(208,661)
Accumulated other comprehensive loss, net	(1,153)	-
	223,904	512,443
Total liabilities and stockholders' equity	$797,603	$1,081,758

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$485,850	$473,411
Costs and expenses:
Operating salaries and benefits	273,223	268,501
Self-insurance for workers' compensation and general and professional liability insurance	15,250	14,531
Operating administrative costs	13,157	13,343
Other operating costs	100,636	97,333
Center rent expense	37,184	18,954
General and administrative expenses	14,825	14,146
Depreciation and amortization	8,295	12,639
Provision for losses on accounts receivable	4,916	5,098
Interest, net of interest income of $103 and $59, respectively	4,835	10,527
Transaction costs	-	4,747
Loss on sale of assets, net	809	-
Restructuring costs	2,426	-
Loss on asset impairment	317,091	-
Total costs and expenses	792,647	459,819

(Loss) income before income taxes and discontinued operations	(306,797)	13,592
Income tax expense	1,569	5,559
(Loss) income from continuing operations	(308,366)	8,033

Discontinued operations:
Loss from discontinued operations, net of related taxes	(359)	(477)
Loss on disposal of discontinued operations, net of related taxes	(681)	-
Loss from discontinued operations, net	(1,040)	(477)

Net (loss) income	$(309,406)	$7,556

Basic income per common and common equivalent share:
(Loss) income from continuing operations	$(11.77)	$0.39
Loss from discontinued operations, net	(0.04)	(0.02)
Net (loss) income	$(11.81)	$0.37

Diluted income per common and common equivalent share:
(Loss) income from continuing operations	$(11.77)	$0.39
Loss from discontinued operations, net	(0.04)	(0.02)
Net (loss) income	$(11.81)	$0.37

Weighted average number of common and common equivalent shares outstanding:
Basic	26,203	20,529
Diluted	26,203	20,550

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$1,457,421	$1,415,734
Costs and expenses:
Operating salaries and benefits	818,248	799,603
Self-insurance for workers' compensation and general and professional liability insurance	45,779	43,433
Operating administrative costs	39,913	38,932
Other operating costs	298,213	289,079
Center rent expense	111,110	56,306
General and administrative expenses	45,156	44,570
Depreciation and amortization	23,636	37,449
Provision for losses on accounts receivable	14,960	15,811
Interest, net of interest income of $244 and $222, respectively	14,689	34,105
Transaction costs	-	6,995
Loss on sale of assets, net	809	-
Restructuring costs	2,728	-
Loss on asset impairment	317,091	-
Total costs and expenses	1,732,332	1,366,283

(Loss) income before income taxes and discontinued operations	(274,911)	49,451
Income tax expense	14,642	19,990
(Loss) income from continuing operations	(289,553)	29,461

Discontinued operations:
Loss from discontinued operations, net of related taxes	(1,113)	(1,734)
Loss on disposal of discontinued operations, net of related taxes	(681)	-
Loss from discontinued operations, net	(1,794)	(1,734)

Net (loss) income	$(291,347)	$27,727

Basic income per common and common equivalent share:
(Loss) income from continuing operations	$(11.12)	$1.69
Loss from discontinued operations, net	(0.07)	(0.10)
Net (loss) income	$(11.19)	$1.59

Diluted income per common and common equivalent share:
(Loss) income from continuing operations	$(11.12)	$1.68
Loss from discontinued operations, net	(0.07)	(0.09)
Net (Loss) income	$(11.19)	$1.59

Weighted average number of common and common equivalent shares outstanding:
Basic	26,038	17,418
Diluted	26,038	17,485

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net (loss) income	$(309,406)	$7,556
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	8,335	12,736
Amortization of favorable and unfavorable lease intangibles	(492)	(504)
Provision for losses on accounts receivable	4,975	5,289
Loss on sale of assets, including discontinued operations, net	1,925	-
Loss on asset impairment	317,091	-
Stock-based compensation expense	2,359	1,661
Deferred taxes	(105)	3,286
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	23	(1,307)
Restricted cash	52	2,769
Prepaid expenses and other assets	(1,600)	5,399
Accounts payable	1,595	(4,909)
Accrued compensation and benefits	(11,717)	(2,117)
Accrued self-insurance obligations	3,618	199
Income taxes payable	-	1,267
Other accrued liabilities	2,104	4,429
Other long-term liabilities	(880)	(676)
Net cash provided by operating activities	17,877	35,078

Cash flows from investing activities:
Capital expenditures	(14,190)	(13,774)
Proceeds from sale of assets	1,809	-
Net cash used for investing activities	(12,381)	(13,774)

Cash flows from financing activities:
Borrowings of long-term debt	-	20,500
Principal repayments of long-term debt and capital lease obligations	(2,806)	(234,116)
Proceeds from issuance of common stock	-	226,001
Deferred financing costs	-	(2,312)
Net cash used for financing activities	(2,806)	10,073

Net increase in cash and cash equivalents	2,690	31,377
Cash and cash equivalents at beginning of period	88,489	106,973
Cash and cash equivalents at end of period	$91,179	$138,350

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$17,877	$35,078
Capital expenditures	(14,190)	(13,774)
Free cash flow	$3,687	$21,304

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net (loss) income	$(291,347)	$27,727
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt
Depreciation and amortization	23,879	37,744
Amortization of favorable and unfavorable lease intangibles	(1,466)	(1,452)
Provision for losses on accounts receivable	15,479	16,428
Loss on sale of assets, including discontinued operations, net	1,925	-
Loss on asset impairment	317,091	-
Stock-based compensation expense	5,160	4,748
Deferred taxes	9,871	14,976
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(12,555)	(12,500)
Restricted cash	(1,876)	5,040
Prepaid expenses and other assets	(1,410)	8,012
Accounts payable	(1,906)	(3,628)
Accrued compensation and benefits	(12,298)	1,945
Accrued self-insurance obligations	(294)	5,041
Income taxes payable	-	1,605
Other accrued liabilities	1,158	4,442
Other long-term liabilities	(2,098)	(5,775)
Net cash provided by operating activities	49,313	104,353

Cash flows from investing activities:
Capital expenditures	(32,346)	(41,488)
Proceeds from sale of assets	1,809	-
Acquisitions, net of cash acquired	(356)	-
Net cash used for investing activities	(30,893)	(41,488)

Cash flows from financing activities:
Borrowings of long-term debt	-	20,500
Principal repayments of long-term debt and capital lease obligations	(8,404)	(271,093)
Payment to non-controlling interest	-	(2,025)
Distribution to non-controlling interest	-	(69)
Proceeds from issuance of common stock	-	226,001
Deferred financing costs	-	(2,312)
Net cash used for financing activities	(8,404)	(28,998)

Net increase in cash and cash equivalents	10,016	33,867
Cash and cash equivalents at beginning of period	81,163	104,483
Cash and cash equivalents at end of period	$91,179	$138,350

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$49,313	$104,353
Capital expenditures	(32,346)	(41,488)
Free cash flow	$16,967	$62,865

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$485,850	$473,411

Net (loss) income	$(309,406)	$7,556

(Loss) income from continuing operations	(308,366)	8,033

Income tax expense	1,569	5,559

Interest, net	4,835	10,527

Depreciation and amortization	8,295	12,639

EBITDA	$(293,667)	$36,758

Loss on sale of assets, net	809	-

Restructuring costs	2,426	-

Loss on asset impairment	317,091	-

Adjusted EBITDA	$26,659	$36,758

Center rent expense	37,184	18,954

Adjusted EBITDAR	$63,843	$55,712

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on sale of assets, restructuring costs and loss on asset impairment.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$1,457,421	$1,415,734

Net (loss) income	$(291,347)	$27,727

(Loss) income from continuing operations	(289,553)	29,461

Income tax expense	14,642	19,990

Interest, net	14,689	34,105

Depreciation and amortization	23,636	37,449

EBITDA	$(236,586)	$121,005

Loss on sale of assets, net	809	-

Restructuring costs	2,728	-

Loss on asset impairment	317,091	-

Adjusted EBITDA	$84,042	$121,005

Center rent expense	111,110	56,306

Adjusted EBITDAR	$195,152	$177,311

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before loss on sale of assets, restructuring costs and loss on asset impairment.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations. Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$435,271	$29,568	$20,996	$15	$-	$485,850

Affiliated revenue	-	32,791	757	-	(33,548)	-

Total revenue	$435,271	$62,359	$21,753	$15	$(33,548)	$485,850

Income (loss) from continuing operations	$(287,174)	$2,296	$1,221	$(24,709)	$-	$(308,366)

Income tax expense	-	-	-	1,569	-	1,569

Interest, net	(32)	-	-	4,867	-	4,835

Depreciation and amortization	6,902	236	187	970	-	8,295

EBITDA	$(280,304)	$2,532	$1,408	$(17,303)	$-	$(293,667)

Loss on sale of assets, net	809	-	-	-	-	809

Restructuring costs	-	-	-	2,426	-	2,426

Loss on asset impairment	317,091	-	-	-	-	317,091

Adjusted EBITDA	$37,596	$2,532	$1,408	$(14,877)	$-	$26,659

Center rent expense	36,874	140	170	-	-	37,184

Adjusted EBITDAR	$74,470	$2,672	$1,578	$(14,877)	$-	$63,843

Normalized Adjusted EBITDA	$37,596	$2,532	$1,408	$(14,877)	$-	$26,659
Normalized Adjusted EBITDAR	$74,470	$2,672	$1,578	$(14,877)	$-	$63,843

Adjusted EBITDA margin	8.6%	4.1%	6.5%			5.5%

Adjusted EBITDAR margin	17.1%	4.3%	7.3%			13.1%

Normalized Adjusted EBITDA margin	8.6%	4.1%	6.5%			5.5%

Normalized Adjusted EBITDAR margin	17.1%	4.3%	7.3%			13.1%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,302,431	$89,645	$65,309	$36	$-	$1,457,421

Affiliated revenue	-	98,710	2,079	-	(100,789)	-

Total revenue	$1,302,431	$188,355	$67,388	$36	$(100,789)	$1,457,421

Income (loss) from continuing operations	$(222,322)	$8,495	$4,082	$(79,808)	$-	$(289,553)

Income tax expense	-	-	-	14,642	-	14,642

Interest, net	(68)	-	1	14,756	-	14,689

Depreciation and amortization	19,726	689	561	2,660	-	23,636

EBITDA	$(202,664)	$9,184	$4,644	$(47,750)	$-	$(236,586)

Loss on sale of assets, net	809	-	-	-	-	809

Restructuring costs	302	-	-	2,426	-	2,728

Loss on asset impairment	317,091	-	-	-	-	317,091

Adjusted EBITDA	$115,538	$9,184	$4,644	$(45,324)	$-	$84,042

Center rent expense	110,203	394	513	-	-	111,110

Adjusted EBITDAR	$225,741	$9,578	$5,157	$(45,324)	$-	$195,152

Normalized Adjusted EBITDA	$115,538	$9,184	$4,644	$(45,324)	$-	$84,042
Normalized Adjusted EBITDAR	$225,741	$9,578	$5,157	$(45,324)	$-	$195,152

Adjusted EBITDA margin	8.9%	4.9%	6.9%			5.8%

Adjusted EBITDAR margin	17.3%	5.1%	7.7%			13.4%

Normalized Adjusted EBITDA margin	8.9%	4.9%	6.9%			5.8%

Normalized Adjusted EBITDAR margin	17.3%	5.1%	7.7%			13.4%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended September 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$421,573	$30,343	$21,481	$14	$-	$473,411

Affiliated revenue	-	21,397	724	-	(22,121)	-

Total revenue	$421,573	$51,740	$22,205	$14	$(22,121)	$473,411

Income (loss) from continuing operations	$36,168	$3,961	$1,195	$(33,291)	$-	$8,033

Income tax expense	-	-	-	5,559	-	5,559

Interest, net	2,483	-	-	8,044	-	10,527

Depreciation and amortization	11,536	173	181	749	-	12,639

EBITDA	$50,187	$4,134	$1,376	$(18,939)	$-	$36,758

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$50,187	$4,134	$1,376	$(18,939)	$-	$36,758

Center rent expense	18,629	123	202	-	-	18,954

Adjusted EBITDAR	$68,816	$4,257	$1,578	$(18,939)	$-	$55,712

Normalized Adjusted EBITDA	$50,187	$4,134	$1,376	$(14,192)	$-	$41,505
Normalized Adjusted EBITDAR	$68,816	$4,257	$1,578	$(14,192)	$-	$60,459

Adjusted EBITDA margin	11.9%	8.0%	6.2%			7.8%

Adjusted EBITDAR margin	16.3%	8.2%	7.1%			11.8%

Normalized Adjusted EBITDA margin	11.9%	8.0%	6.2%			8.8%

Normalized Adjusted EBITDAR margin	16.3%	8.2%	7.1%			12.8%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison."

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Nine Months Ended September 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,258,271	$89,723	$67,712	$28	$-	$1,415,734

Affiliated revenue	-	63,584	1,364	-	(64,948)	-

Total revenue	$1,258,271	$153,307	$69,076	$28	$(64,948)	$1,415,734

Income (loss) from continuing operations	$113,601	$11,757	$4,479	$(100,376)	$-	$29,461

Income tax expense	-	-	-	19,990	-	19,990

Interest, net	7,826	-	(1)	26,280	-	34,105

Depreciation and amortization	34,037	484	543	2,385	-	37,449

EBITDA	$155,464	$12,241	$5,021	$(51,721)	$-	$121,005

Restructuring costs	-	-	-	-	-	-

Adjusted EBITDA	$155,464	$12,241	$5,021	$(51,721)	$-	$121,005

Center rent expense	55,326	364	616	-	-	56,306

Adjusted EBITDAR	$210,790	$12,605	$5,637	$(51,721)	$-	$177,311

Normalized Adjusted EBITDA	$155,464	$12,241	$5,021	$(44,726)	$-	$128,000
Normalized Adjusted EBITDAR	$210,790	$12,605	$5,637	$(44,726)	$-	$184,306

Adjusted EBITDA margin	12.4%	8.0%	7.3%			8.5%

Adjusted EBITDAR margin	16.8%	8.2%	8.2%			12.5%

Normalized Adjusted EBITDA margin	12.4%	8.0%	7.3%			9.0%

Normalized Adjusted EBITDAR margin	16.8%	8.2%	8.2%			13.0%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR."
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison."

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2011		2010		2011		2010
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$419,878		$409,709		$1,257,342		$1,222,976
Hospice	14,885		11,277		43,647		33,633
Other - Inpatient Services	508		587		1,442		1,662
Inpatient Services	435,271		421,573		1,302,431		1,258,271

Rehabilitation Therapy Services	29,568		30,343		89,645		89,723
Medical Staffing Services	20,996		21,481		65,309		67,712
Other - non-core businesses	15		14		36		28
Total	$485,850		$473,411		$1,457,421		$1,415,734

Revenue Mix - Non-affiliated (in thousands)
Medicare	$154,953	32%	$137,606	29%	$472,652	32%	$419,846	30%
Medicaid	191,821	39%	193,013	41%	562,981	39%	569,222	40%
Private and Other	109,232	23%	113,502	24%	332,338	23%	339,162	24%
Managed Care / Insurance	24,387	5%	24,142	5%	73,762	5%	72,476	5%
Veterans	5,457	1%	5,148	1%	15,688	1%	15,028	1%
Total	$485,850	100%	$473,411	100%	$1,457,421	100%	$1,415,734	100%

Inpatient Services Stats

Number of centers:	199		199		199		199
Number of available beds:	22,045		22,113		22,045		22,113
Occupancy %:	86.3%		87.1%		86.6%		87.1%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.0%		14.7%		15.5%		15.2%
Managed care / Ins. - SNF Beds	3.9%		3.9%		4.1%		4.0%
Total SNF skilled mix	18.9%		18.6%		19.6%		19.2%

Medicare	13.7%		13.4%		14.2%		13.9%
Medicaid	62.6%		62.4%		62.2%		62.1%
Private and Other	18.9%		19.4%		18.7%		19.1%
Managed Care / Insurance	3.6%		3.6%		3.7%		3.7%
Veterans	1.2%		1.2%		1.2%		1.2%

Revenue Mix % of revenues:
Medicare - SNF Beds	33.8%		31.2%		34.7%		32.0%
Managed care / Ins. - SNF Beds	6.0%		6.0%		6.0%		6.1%
Total SNF skilled mix	39.8%		37.2%		40.7%		38.1%

Medicare	34.5%		31.5%		35.2%		32.3%
Medicaid	44.1%		45.8%		43.2%		45.2%
Private and Other	14.6%		15.8%		14.8%		15.6%
Managed Care / Insurance	5.5%		5.7%		5.6%		5.7%
Veterans	1.3%		1.2%		1.2%		1.2%

Revenues PPD:
Medicare (Part A)	$519.12		$463.45		$519.70		$464.51
Medicare Blended Rate (Part A & B)	$562.41		$505.71		$558.66		$504.00
Medicaid	$174.89		$173.11		$173.73		$172.91
Medicaid, net of provider taxes	$159.64		$159.20		$158.81		$159.30
Private and Other	$183.77		$182.90		$187.62		$184.91
Managed Care / Insurance	$382.31		$375.78		$375.49		$368.92
Veterans	$257.15		$238.74		$249.90		$241.06

Rehab contracts

Affiliated	178		132		178		132
Non-affiliated	343		344		343		344

Average Qtrly Revenue per Contract (in thousands)	$120		$109		$121		$107

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 3rd QUARTER 2011	$485,850	$63,843	$26,659	$(306,797)	$(308,366)	$(1,040)	$(309,406)
Percent of Revenue		13.1%	5.5%	-63.1%	-63.5%	-0.2%	-63.7%

Normalizing Adjustments:

Restructuring costs	-	-	-	2,426	1,480	-	1,480
Impairment of assets	-	-	-	317,091	315,289	-	315,289

Normalized As Reported - 3rd QUARTER 2011	$485,850	$63,843	$26,659	$12,720	$8,403	$(1,040)	$7,363
Percent of Revenue		13.1%	5.5%	2.6%	1.7%	-0.2%	1.5%

As Reported					$(11.77)	$(0.04)	$(11.81)
Diluted EPS: As Normalized					$0.32	$(0.04)	$0.28

	AS REPORTED - 3rd QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2010	$473,411	$55,712	$36,758	$13,592	$8,033	$(477)	$7,556
Percent of Revenue		11.8%	7.8%	2.9%	1.7%	-0.1%	1.6%

Normalizing Adjustments:

REIT separation transaction costs	-	4,747	4,747	4,747	2,801	-	2,801

Normalized As Reported - 3rd QUARTER 2010	$473,411	$60,459	$41,505	$18,339	$10,834	$(477)	$10,357
Percent of Revenue		12.8%	8.8%	3.9%	2.3%	-0.1%	2.2%

As Reported					$0.39	$(0.02)	$0.37
Diluted EPS: As Normalized					$0.53	$(0.03)	$0.50

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of impairment of assets, restructuring costs and REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - NINE MONTHS 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2011	$1,457,421	$195,152	$84,042	$(274,911)	$(289,553)	$(1,794)	$(291,347)
Percent of Revenue		13.4%	5.8%	-18.9%	-19.9%	-0.1%	-20.0%

Normalizing Adjustments:

Restructuring costs	-	-	-	2,426	1,480	-	1,480
Impairment of assets	-	-	-	317,091	315,289	-	315,289

Normalized As Reported - Nine Months 2011	$1,457,421	$195,152	$84,042	$44,606	$27,216	$(1,794)	$25,422
Percent of Revenue		13.4%	5.8%	3.1%	1.9%	-0.1%	1.7%

As Reported					$(11.12)	$(0.07)	$(11.19)
Diluted EPS: As Normalized					$1.05	$(0.07)	$0.98

	AS REPORTED - NINE MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2010	$1,415,734	$177,311	$121,005	$49,451	$29,461	$(1,734)	$27,727
Percent of Revenue		12.5%	8.5%	3.5%	2.1%	-0.1%	2.0%

Normalizing Adjustments:

REIT separation transaction costs	-	6,995	6,995	6,995	4,127	-	4,127

Normalized As Reported - Nine Months 2010	$1,415,734	$184,306	$128,000	$56,446	$33,588	$(1,734)	$31,854
Percent of Revenue		13.0%	9.0%	4.0%	2.4%	-0.1%	2.2%

As Reported					$1.68	$(0.09)	$1.59
Diluted EPS: As Normalized					$1.92	$(0.10)	$1.82

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR."

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of impairment of assets, restructuring costs and REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16